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                                     AMENDMENT

                                   CALIFORNIACARE
                             MEDICAL SERVICES AGREEMENT

     This Amendment to the CaliforniaCare Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California, effective as of May 1, 1997, between Blue Cross of California and Affiliates ("BLUE CROSS") and PROSPECT MEDICAL GROUP ("PARTICIPATING MEDICAL GROUP").

A. BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement ("Agreement") effective January 1, 1997, whereby PARTICIPATING MEDICAL GROUP agreed to provide or arrange for certain Covered Medical Services to Members assigned to PARTICIPATING MEDICAL GROUP.

B. Pursuant to Section 16.01 of the Agreement, the parties now desire to amend the Agreement.

THEREFORE, IT IS AGREED:

I.   The following is hereby added as Section 3.07 to the Agreement:

          BLUE CROSS agrees that from and after the date hereof until November 30, 1999 (provided this Agreement remains in effect for such period), it shall not enter into any new CaliforniaCare Medical Service Agreements with any other medical groups, other than Sansum Medical Group, for the provision of Covered Medical Services to Members in the metropolitan Santa Barbara area.

II.  The following is hereby added as Section 7.07 to the Agreement:

          Notwithstanding anything to the contrary stated in this Agreement, BLUE CROSS shall not be liable under this Agreement to pay PARTICIPATING MEDICAL GROUP rates in excess of any rates paid to PARTICIPATING MEDICAL GROUP for the same services by any other person, health care service plan, insurer or other entity. If at any time during the term of this Agreement, PARTICIPATING MEDICAL GROUP accepts or charges any rates which are lower than the rates set forth in this Agreement, PARTICIPATING MEDICAL GROUP shall immediately notify BLUE CROSS and such lower rates shall immediately become the applicable rates under this Agreement. PARTICIPATING


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          MEDICAL GROUP shall also retroactively adjust all invoices sent to
          BLUE CROSS since the earliest date PARTICIPATING MEDICAL GROUP accepted or charged these lower rates.

III. Upon acceptance by the parties, this Amendment, as of the effective date hereof, shall become a part of this Agreement and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.



For BLUE CROSS OF CALIFORNIA               For PARTICIPATING MEDICAL GROUP

/s/ Ferial Bahremand                       /s/ Gregg DeNicola
-----------------------------              -----------------------------
Signature                                  Signature

    Ferial Bahremand                           Gregg DeNicola
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Please Print Name                          Please Print Name

           V.P.                                       CEO
-----------------------------              -----------------------------
Title                                      Title

           7/18/97                                  6/5/97
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Date                                           Date


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